                                                        EXHIBIT 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements on Form S-8 No. 33-80540, No. 33-93692 and
No. 333-03058.

Albuquerque, New Mexico

March 26, 1997